FIGURE 1 UPDATE 31


NW
SE
3,500
4,500
5,500
6,500
7,500
#1 SHAFT
#2 SHAFT
26 Level
30 Level
34 Level
37 Level
Distance to Property Boundary: 5500' E
4,000
(Feet below surface)
5,000
6,000
7,000
8,000
HIGH GRADE ZONE
West Target Area
34L1275
37L360AW
34L1273
34L1236
34L1267
37L422A
37L398A
37L461
37L464
Footwall Zone
37L460AW
37L034IW
37L034GW
Hanging Wall Zone
DEEP EXTENSIONS
0
1,000
feet

LEGEND:

High Grade Zone

- Reserves & Resources
- Target Areas
- Eastern Ultramafic
- Recent Development
- Existing Development
- Future Development
- Highlighted New Drill Hole
- 34L1238 Drill Hole Number
- Non Significant Intersections
- Lower Limit of Reserves
- Lower Limit of Resources (@31/12/02)

Red Lake Mine
Schematic Longitudinal
Showing High Grade Zone,
Target Areas & New Intersections

September 22nd 2003

goldcorp

FIGURE 2 UPDATE 31



NW
SE
2,500
3,500
4,500
5,500
6,500
7,500
8,500
9,500
#1 SHAFT
Surface
Distance to Property Boundary: 5500' E
0
(Feet below surface)
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
5 Level
10 Level
15 Level
20 Level
23 Level
26 Level
30 Level
34 Level
37 Level
Sediment Contact
Sulphide Zone (mined out)
#2 SHAFT
16L1243
34L1208
34L1216
34L1254
34L1218
37L417
37L418
37L419
34L1170
34L1272
34L1270
34L1276
1
2
Goldcorp Inc
Placer Dome Inc
0
1,000
feet

LEGEND:

- High Grade Zone
- **Sulphide Mineralization**
  - Reserves & Resources
  - Target Areas
    - 1 Deep Extension of previously mined ore zone
    - 2 Far East
- Eastern Ultramafic
- Property Boundary
- Recent Development
- Existing Development
- Future Development
- Highlighted New Drill Hole
- 34L1253 Drill Hole Number
- Non Significant Intersections
- Lower Limit of Reserves
- Lower Limit of Resources (@31/12/02)

Red Lake Mine
Schematic Longitudinal
Showing Sulphide Mineralization,
Target Areas & New Intersections

September 22nd, 2003

goldcorp

FIGURE 3 UPDATE 31


NW
SE
LEGEND
10.00 Ounces per ton (opt)
5.00 opt
2.00 opt
1.00 opt
0.20 opt
0.10 opt
Previous Drill Intersections
< 0.10 opt drill hole intersect
> 0.10 opt drill hole intersect
New Drill Intersections
37L422A
Underground Workings
Mined Out Area
32 Level
(Feet below surface)
34 Level
36 Level
37 Level
37L360AW
5.30 opt / 23.5 ft
Red Lake Mine
Long Sectional View
Looking NE
Hanging Wall 5 Zone (HW5)
Showing
Ore Grade Contours
& Drill Holes
September 22nd, 2003
Lower Limit of
Ore Reserves
(December 31st, 2002)
37L398A
3.50 opt / 3.6 ft
37L461
4.07 opt / 6.3 ft
37L422A
39.98 opt / 34.1 ft
37L464
16.46 opt / 22.0 ft
5.61 opt / 5.0 ft
3.24 opt / 33.5 ft
Limit of Ore
Resources
0
250
feet
37L034IW
2.11 opt / 48.0 ft
37L034GW
0.23 opt / 5.0 ft